Exhibit 10.12

EXECUTION COPY

STOCK PURCHASE AGREEMENT

Avistar Communications Corporation
555 Twin Dolphin Drive, Suite 360
Redwood Shores, CA  94065

The undersigned (the “Investor”), hereby confirms its agreement with you as follows:

1.                                       This Stock Purchase Agreement (the “Agreement”) is made as of the date set forth below between Avistar Communications Corporation, a Delaware corporation (the “Company”), and the Investor.

2.                                       The Company has authorized the sale and issuance of up to 3,333,333 Shares (the “Shares”) of common stock of the Company, $0.001 par value (the “Common Stock”), to certain investors in a private placement (the “Offering”).

3.                                       The Company and the Investor agree that the Investor will purchase from the Company and the Company will issue and sell to the Investor 3,000,000 Shares at a purchase price of $1.20 per Share, for an aggregate purchase price of $3,600,000.00, pursuant to the Terms and Conditions for Purchase of Shares attached hereto as Annex I and incorporated herein by this reference as if fully set forth herein.  Unless otherwise requested by the Investor in Exhibit A to Annex I, certificates representing the Shares purchased by the Investor will be registered in the Investor’s name and address as set forth below.

4.                                       The Investor represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or its affiliates, and (b) it has no direct or indirect affiliation or association with any National Association of Securities Dealers, Inc. (“NASD”) member.  Exceptions:

NONE

(If no exceptions, write “none.”  If left blank, response will be deemed to be “none.”)

5.                                       The Investor represents that it holds 559,100 shares of the Common Stock as of the date hereof, which it acquired in “brokers transactions” as such transactions are defined in Rule 144 promulgated under the Securities Act of 1933, as amended.

Please confirm that the foregoing correctly sets forth the agreement between us by signing in the space provided below for that purpose.

Dated as of: March 23, 2004

Fuller & Thaler Behavioral Finance Fund, Ltd.
Fuller & Thaler Avalanche Fund, L.P.

“INVESTOR”

		By:	/s/ Brendan MacMillan

		Print Name:	Brendan MacMillan

		Title:	Portfolio Manager

Address:

AGREED AND ACCEPTED:

Avistar Communications Corporation

By:	/s/ Gerald J. Burnett
Name: Gerald J. Burnett
Title: Chief Executive Officer

By:	/s/ Robert J. Habig
Name: Robert J. Habig
Title: Chief Financial Officer

2

ANNEX I

TERMS AND CONDITIONS FOR PURCHASE OF SHARES

1.                                      Agreement to Sell and Purchase the Shares; Subscription Date.  At the Closing (as defined in Section 2), Avistar Communications Corporation (the “Company”) will sell to the Investor named in the Stock Purchase Agreement dated March 23, 2004 to which this Annex I is attached (the “Stock Purchase Agreement”), and the Investor will purchase from the Company, upon the terms and conditions hereinafter set forth, the number of Shares, (the “Shares”) set forth in paragraph 3 of the Stock Purchase Agreement to which these Terms and Conditions for Purchase of Shares are attached as Annex I (this “Annex” and, together with the Stock Purchase Agreement, this “Agreement”) and at the purchase price set forth in such paragraph.  Terms used but not otherwise defined in this Annex shall have the meanings set forth in the Stock Purchase Agreement.

2.                                      Delivery of the Shares at Closing.  The completion of the purchase and sale of the Shares (the “Closing”) shall occur at a place and time, no later than March 31, 2004 (the “Closing Date”), to be specified by the Company and the Investor.  By mutual agreement, the Closing can be conducted by phone, fax, and e-mail, with delivery of stock certificates within five business days thereafter.  At the Closing, the Company shall agree to deliver to the Investor one or more stock certificates representing the number of Shares set forth on the signature page hereto, each such certificate to be registered in the name of the Investor or, if so indicated on the Securities Certificate Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Investor.  In addition, on or prior to the Closing Date, the Company shall cause counsel to the Company to deliver to the Investor a legal opinion in the form attached hereto as Exhibit D.

The Company’s obligation to issue and sell the Shares to the Investor shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the signature page hereto; (b) the representations and warranties made by the Investor being true and correct in all material respects on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing and the fulfillment of those undertakings of the Investor to be fulfilled on or prior to the Closing; (c) the sale and issuance of the Shares by the Company to the Investor shall not require approval by the stockholders of the Company under the Marketplace Rules of the Nasdaq Stock Market or Delaware General Corporation Law; and (d) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreement or the right of the Company to enter into the Agreement or to consummate the transactions contemplated hereby and thereby.

The Investor’s obligation to purchase the Shares shall be subject to the following conditions, any one or more of which may be waived by the Investor: (a) the delivery to the Investor by counsel to the Company of a legal opinion in the form attached hereto as Exhibit D; (b) the representations and warranties of the Company contained in Section 3 being true and correct in all material respects on and as of such Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing; (c) the absence of any order, writ, injunction, judgment or decree that questions the validity of the Agreement or the right of the Company to enter into such Agreement or to consummate the transactions contemplated hereby and thereby; and (d) the delivery to the Investor by the Secretary or Assistant Secretary of the Company of a certificate stating that the condition specified in part (b) of this paragraph has been fulfilled.

3.                                      Representations, Warranties and Covenants of the Company.  Except as otherwise described in the Company’s Annual Report on Form 10—K for the year ended December 31, 2003 (and any amendments thereto filed prior to the date hereof); the Company’s Proxy Statement for its 2003 Annual Meeting of Shareholders; the Company’s Quarterly Reports on Form 10—Q for the quarters ended March 31, 2003, June 30, 2003, and September 30, 2003; and the Company’s Current Reports on Form 8—K filed since January 1, 2003 (collectively, the “SEC Reports” or the “Reports”), or any press releases issued by the Company since January 1, 2003, the Company hereby represents and warrants to, and covenants with, the Investor as of the date hereof and the Closing Date, as follows:

3.1                               Organization.  Each of the Company and its Subsidiaries (as defined in Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”)) is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its organization.  Each of the Company and its Subsidiaries has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and is registered or qualified to do business and in good standing in each jurisdiction in which it owns or leases property or transacts business and where the failure to be so qualified would have a material adverse effect upon the Company and its Subsidiaries taken as a whole, or the business, financial condition, properties, operations or assets of the Company and its Subsidiaries taken as a whole, or the Company’s ability to perform its obligations under the Agreements (“Material Adverse Effect”), and no proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification, which proceeding is reasonably likely to result in a Material Adverse Effect.

3.2                               Due Authorization.  The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreement, and the Agreement has been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

3.3                               Non—Contravention.  The execution and delivery of the Agreement, the issuance and sale of the Shares to be sold by the Company under the Agreement, the fulfillment of the terms of the Agreement and the consummation of the transactions contemplated thereby will not (A) result in conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any bond, debenture, note or other evidence of indebtedness, or any lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries or their respective properties are bound, where such conflict, violation or default is reasonably expected to result in a Material Adverse Effect; or (ii) the certificate of incorporation, bylaws or other organizational documents of the Company or any of its Subsidiaries, or (iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority binding upon the Company or any of its Subsidiaries or their respective properties, where such conflict, violation or default is reasonably likely to result in a Material Adverse Effect or (B) result in (x) the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the properties or assets of the Company or any of its Subsidiaries which is reasonably likely to result in a Material Adverse Effect or (y) an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject which is reasonably likely to result in a Material Adverse Effect.  No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States is required for the execution and delivery of the Agreement by the Company and the valid issuance and sale of the Shares by the Company pursuant to the Agreement, other than such as have been made or obtained, and except for any filings required to be made under federal or state securities laws, which the Company covenants to do in a timely manner.

3.4                               Capitalization.  The authorized and outstanding capital stock of the Company as of December 31, 2003 is as described in the Consolidated Balance Sheet as at December 31, 2003 of the Company included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003.  The Shares to be sold pursuant to the Agreement have been duly authorized, and when issued and paid for in accordance with the terms of the Agreement, will be duly and validly issued, fully paid and nonassessable and free and clear of all pledges, liens and encumbrances (other than restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed).  The outstanding Shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with the registration requirements of federal and state securities laws or exemptions therefrom, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase Shares, other than such rights as are duly and validly waived.  Except for options issued under the Company’s stock option plans, and rights under the Company’s Employee Stock Purchase Plan, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued Shares of capital stock or other equity interest in the Company or any of its Subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind, in either case to which the Company or any of its Subsidiaries is a party and providing for the issuance or sale of any capital stock of the Company or any of its Subsidiaries, any such convertible or exchangeable Shares or any such rights, warrants or options.

3.5                               Legal Proceedings.  Except as set forth in the SEC Reports, there is no legal or governmental proceeding pending, or to the knowledge of the Company, threatened, to which the Company or any of its Subsidiaries is a party or of which the business or property of the Company or any of its Subsidiaries is subject which is reasonably likely to result in a Material Adverse Effect; nor, to the knowledge of the Company, is there any reasonable basis therefor.  Neither the Company nor any Subsidiary is a party to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other government body which has had or could reasonably be expected to have a Material Adverse Effect.

3.6                               No Violations.  Neither the Company nor any of its Subsidiaries is (a) in violation of its certificate of incorporation, bylaws or other organizational documents, or (b) in violation of any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the Company or any of its Subsidiaries, which violation(s), individually or in the aggregate, is reasonably likely to have a Material Adverse Effect; nor is the Company or any of its Subsidiaries in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in the performance of any bond, debenture, note or any other evidence of indebtedness or any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or by which the property of the Company or any of its Subsidiaries is bound, which default is reasonably likely to have a Material Adverse Effect.

3.7                               Governmental Permits, Etc.  Each of the Company and its Subsidiaries has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its Subsidiaries as currently conducted, except where the failure to currently possess such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect, and the Company has not received any notice of proceedings relating to the revocation or modification of any such permit or any circumstance which would lead it to believe that such proceedings are reasonably likely which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to have a Material Adverse Effect.

3.8                               Financial Statements.  The consolidated financial statements of the Company and the related notes contained in the SEC Reports present fairly, in accordance with generally accepted accounting principles, the consolidated financial position of the Company and its Subsidiaries as of the dates indicated, and the results of their operations, cash flows and the changes in stockholders’ equity for the periods therein specified, subject, in the case of unaudited financial statements for interim periods, to normal year-end audit adjustments.  Such consolidated financial statements (including the related notes) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods therein specified, except that unaudited financial statements may not contain all footnotes required by generally accepted accounting principles.

3.9                               No Material Adverse Change.  Since December 31, 2003, there has not been (i) a change that has had or is reasonably likely to have a Material Adverse Effect, (ii) any debt, obligation or liability, direct or contingent, that is material to the Company or any of its Subsidiaries considered as one enterprise, incurred by the Company or any of its Subsidiaries, except obligations incurred in the ordinary course of business, (iii) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any of its Subsidiaries, or (iv) any loss or damage (whether or not insured) to the physical property of the Company or any of its Subsidiaries which has been sustained and which has resulted in a Material Adverse Effect.  Except as disclosed in the Company’s SEC Reports and except for liens and security interests granted in connection with the Company’s credit facilities and liens granted in the ordinary course of business, since December 31, 2003, the Company has not (i) mortgaged, pledged or subjected to lien, charge, security interest or other encumbrance any of its assets, tangible or intangible, (ii) waived any material debt owed to the Company, or (iii) satisfied or discharged any material lien, claim or encumbrance or paid any obligation other than in the ordinary course of business.

3.10                        Nasdaq Compliance.  The Company’s Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is listed on the Nasdaq SmallCap Market (the “Nasdaq Stock Market”), and the Company has taken no action designed to, or which to its knowledge is reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq Stock Market.

3.11                        Reporting Status.  The Company has made all filings required under the Exchange Act on a timely basis during the 12 months preceding the date of this Agreement, and all of those documents complied in all material respects with the SEC’s requirements as of their respective filing dates, and the information contained therein as of the respective dates thereof did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading.

3.12                        Accountants.  KPMG LLP, who expressed its opinion with respect to the consolidated financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2003, has advised the Company that it is, and to the best knowledge of the Company it is, an independent accountant as required by the Securities Act and the rules and regulations promulgated thereunder (the “Rules and Regulations”).

3.13                        Contracts.  Except for matters which are not reasonably likely to have a Material Adverse Effect, the contracts listed as exhibits to the SEC Reports, other than those contracts that are substantially or fully performed or expired by their terms, are in full force and effect on the date hereof, and none of the Company, its Subsidiaries nor, to the Company’s knowledge, any other party to such contracts, is in material breach of or default under any of such contracts.

3.14                        Taxes.  Except for matters which are not reasonably expected to have a Material Adverse Effect, the Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company.

3.15                        Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares hereunder will be, or will have been, fully paid or provided for by the Company and the Company will have complied with all laws imposing such taxes.

3.16                        Investment Company.  The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended.

3.17                        Insurance.  The Company and its Subsidiaries maintain insurance of the types and in the amounts that the Company reasonably believes is adequate for the businesses of the Company and its subsidiaries, including, but not limited to, insurance covering real and personal property owned or leased by the Company and its Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against by similarly situated companies, all of which insurance is in full force and effect.

3.18                        Offering Materials.  The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any Shares of the Company which would bring the offer or sale of the Shares as contemplated by this Agreement within the provisions of Section 5 of the Securities Act without the availability of an exception from the registration requirements contained therein.  Based in part upon the representations and warranties of the Investor contained in Section 4 of the Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act, and from the registration or qualification requirements of the laws of any applicable state or U.S. jurisdiction which has not or will not be obtained.

3.19                        Listing.  The Company shall comply with all requirements of the NASD with respect to the issuance of the Shares and shall use its commercially reasonable efforts to have the Shares listed on the Nasdaq Stock Market on or before the first date that the Registration Statement (as defined in Section 6.1) is declared effective by the SEC.

3.20                        Books and Records.  The books, records and accounts of the Company and the Subsidiaries accurately and fairly reflect, in reasonable detail, the transactions in, and dispositions of, the assets of, and the operations of, the Company and the Subsidiaries.  The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.21                        Compliance with Environmental Laws.  Except as disclosed in the SEC Reports and except for matters which are not reasonably likely to have a Material Adverse Effect, (i) the Company is not in violation of any applicable statute, law or regulation relating to the environment or occupational health and safety, and, (ii) to the Company’s knowledge, no material expenditures are or will be required in order to comply with any such existing statute, law or regulation relating to the environment or occupational health and safety.  To the Company’s knowledge, the Company does not have any material liability to any governmental authority or other third party arising under or as a result of any such past or existing statute, law or regulation relating to the environment or occupational health and safety.

3.22                        Properties.  The Company has good and marketable title to all the properties and assets reflected as owned in the financial statements included in the SEC Reports, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements included in the SEC Reports, (ii) those imposed by its lenders, including parties to the Company’s acquisitions; or (iii) those which are not material in amount and do not adversely affect the use of such property by the Company and its subsidiaries.  The Company holds its leased properties under valid and binding leases, with such exceptions as are not materially significant in relation to the business of the Company.  Except as disclosed in the SEC Reports, the Company owns or leases all such properties as are necessary to its operations as now conducted or as proposed to be conducted in the SEC Reports.

3.23                        Compliance.  The Company has not been advised, and has no reason to believe, that it is conducting its business in violation of applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where such violation(s) would not have a Material Adverse Effect.

3.24                        Labor Matters.  No labor dispute with the employees of the Company exists other than those that have arisen in the ordinary course of business or, to the knowledge of the Company, is imminent or reasonably likely.

3.25                        Other Governmental Proceedings.  To the Company’s knowledge, there are no rulemaking or similar proceedings before federal, state, local or foreign government bodies that involve or affect the Company, and which ruling or proceeding, if the subject of an action unfavorable to the Company, would reasonably be likely to have a Material Adverse Effect.

4.                                      Representations, Warranties and Covenants of the Investor.

4.1                               Investor Knowledge and Status.  The Investor represents and warrants to, and covenants with, the Company that: (i) the Investor is an “accredited investor” as defined in Regulation D under the Securities Act and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares; (ii) the Investor understands that the Shares are “restricted securities” and the offer and sale thereof have not been registered under the Securities Act and is acquiring the number of Shares set forth on the signature page hereto in the ordinary course of its business and for its own account for investment only, has no present intention of distributing any of such Shares and has no arrangement or understanding with any other persons regarding the distribution of such Shares (this representation and warranty not limiting the Investor’s right to sell Shares pursuant to the Registration Statement, referenced in Section 6, or otherwise); (iii) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder; (iv) the Investor has answered all questions on the signature page hereto and the Investor Questionnaire attached hereto as Exhibit B for use in preparation of the Registration Statement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date; and (v) the Investor will notify the Company immediately of any change in any of such information until such time as the Investor has sold all of its Shares or until the Company is no longer required to keep the Registration Statement effective.  Investor understands that the issuance of the Shares to the Investor has not been registered under the Securities Act, or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor’s investment intent as expressed herein.  No person is authorized to provide any representation which is inconsistent or in addition to those herein or in the SEC Reports.  The Investor acknowledges that it has not received or relied on any such representations.

4.2                               International Actions.  The Investor acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the issue of the Shares, in any jurisdiction outside the United States.  If the Investor is located outside the United States, it has or will take all actions, subject to the limitations and representations set forth in Section 4 hereof, necessary for the sale of the Shares to comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense.

4.3                               Registration Required.  The Investor hereby covenants with the Company not to make any sale of the Shares without complying with the provisions of this Agreement, including Section 6.2 hereof, and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied (unless the Investor is selling such Shares in a transaction not subject to the prospectus delivery requirement), and the Investor acknowledges that the certificates evidencing the Shares will be imprinted with a legend that prohibits their transfer except in accordance therewith.  The Investor acknowledges that as set forth in, and subject to the provisions of, Section 6.2, there may occasionally be times when the Company, based on the advice of its counsel, determines that it must suspend the use of the Prospectus forming a part of the Registration Statement until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC or until the Company has amended or supplemented such Prospectus.

4.4                               Power and Authority.  The Investor further represents and warrants to, and covenants with, the Company that (i) the Investor has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) this Agreement constitutes a valid and binding obligation of the Investor enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investors herein may be legally unenforceable.

4.5                               No Tax or Legal Advice.  The Investor understands that nothing in this Agreement, or any other materials presented to the Investor in connection with the purchase and sale of the Shares by the Company, its officers, directors, agents, attorneys or advisors, constitutes legal, tax or investment advice.  The Investor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.

4.6                               Investment Experience.  The Investor understands that the purchase of the Shares involves substantial risk.  The Investor has experience as an investor in securities of companies and acknowledges that it is able to fend for itself, can bear the economic risk of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

4.7                               Receipt of Information.  The Investor has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Shares and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it deems relevant to make an informed decision to purchase the Shares.

4.8                               HSR Compliance.

(i)                                    The Investor is its own “ultimate parent entity” as defined in the Hart—Scott—Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

(ii)                                The Investor will hold less than $50,000,000 in voting securities of the Company following execution of this Agreement, as valued under the HSR Act.

4.9                               Forms 13D or 13G.  The Investor will timely file with the SEC and amend any reports regarding its ownership of the Company’s Common Stock required by Section 13(d) or Section 13(g) of the Exchange Act and the rules and regulations promulgated thereunder.

4.10                        Material Confidential Information.  In connection with the Investor’s decision-making with respect to its acquisition of the Shares, the Company may furnish to the Investor and its officers, directors, employees and agents, if applicable (collectively referred to as “Investor and its Agents”) financial and other information which has not theretofore been made available to the public (“Material Confidential Information”).  The Investor and its Agents shall treat all such Material Confidential Information in accordance with the provisions of this Agreement and agree to take or abstain from taking certain other actions herein set forth.  The term “Material Confidential Information” does not include information which (i) was already in the Investor and its Agents’ possession prior to the disclosure by the Company of the Material Confidential Information, provided that such information is not known by the Investor and its Agents to be subject to another confidentiality agreement with or other obligation of secrecy to the Company or another party, (ii) becomes generally available to the public other than as a result of disclosure by the Investor and its Agents or (iii) becomes available to the Investor and its Agents on a non-confidential basis from a source other than the Company or its advisors, provided that such source is not known to the Investor and its Agents to be bound by a confidentiality agreement with or other obligation of secrecy to the Company or another party.  The Investor agrees that the Company’s Material Confidential Information will be used solely for the purposes of evaluating its investment in the Shares.  The Investor also agrees that the Investor and its Agents will not disclose any of the Company’s Material Confidential Information now or hereafter received or obtained from the Company or its representatives to any third party or otherwise use or permit the use of the Material Confidential Information, except as required by applicable law or legal process, without the prior written consent of the Company; provided, however, that any such Material Confidential Information of the Company may be disclosed to such of the Investor’s representatives who need to know such information for the purpose of evaluating the Investor’s investment in the Shares, in which case it is understood that the Investor’s representatives, directors, officers, employees, agents and advisors, if applicable, shall be informed by the Investor of the confidential nature of such information and shall be directed by the Investor to treat such information confidentially.  In the event that the Investor and its Agents or any of their representatives becomes legally compelled (by deposition, interrogatory, request for documents, subpoena, civil investigative demand, other demand or rules and regulations under the federal securities laws or similar process) to disclose any of the Material Confidential Information, the Investor and its Agents shall provide the Company with prompt prior written notice of such requirement prior to such disclosure.  In the event that a protective order or other remedy is not obtained, or that the Company waives compliance with the provisions hereof, the Investor agrees to furnish only that portion of the Material Confidential Information which the Investor is legally required to furnish and, where appropriate, to exercise the Investor’s and its Agents’ reasonable efforts to obtain assurances that confidential treatment will be accorded such Material Confidential Information.  The Investor further agrees that it will not engage in any open market sales or purchases of the Company’s Common Stock, including the Shares, while it is in possession of any Material Confidential Information.

5.                                      Survival of Representations, Warranties and Agreements.  Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investor herein shall survive the execution of this Agreement, the delivery to the Investor of the Shares being purchased and the payment therefor; provided however that the representations and warranties contained herein shall expire on the second anniversary of the Closing Date.

6.                                      Registration of the Shares; Compliance with the Securities Act.

6.1                               Registration Procedures and Expenses.  (a) At anytime after the Closing Date and prior to the date that all of the Investor’s Shares may be resold without registration pursuant to Rule 144(k) or any other rule of similar effect, the Investor may request that the Company register all of the Investor’s Shares for resale under the Securities Act by delivery of a written notice to the Company (the date of receipt of such notice by the Company, the “Request Date”).  Upon receipt of such written registration request, the Company shall:

(i)                                    subject to receipt of necessary information from the Investor, prepare and file with the SEC, as soon as practicable, but in no event later than 30 business days after the Request Date, a registration statement on Form S-3 (except if the Company is not then eligible to register for resale the Shares on Form S-3, in which case such registration shall be on another appropriate form in accordance with the Securities Act and the rules promulgated thereunder) (the “Registration Statement”) to enable the resale of the Shares by the Investor from time to time through the automated quotation system of the Nasdaq Stock Market or in privately-negotiated transactions; provided, however, that the Company shall not be obligated to have any special audit conducted or file any reports required to be filed by it under the Exchange Act prior to the time such reports would otherwise be required to be filed;

(ii)                                use its commercially reasonable efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective as soon as practicable thereafter, subject to backlog or other delay at or by the SEC, delay at or by the Company’s independent accountants, or delay caused by any other matter beyond the control of the Company;

(iii)                            use its commercially reasonable efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement current and effective for a period not exceeding, with respect to each Investor’s Shares purchased hereunder, the earliest of (A) the first anniversary of the date the Registration Statement was first declared effective by the SEC, (B) the date on which the Investor may sell all Shares then held by the Investor without restriction by volume limitations pursuant to Rule 144(k) of the Securities Act or (C) such time as all Shares purchased by such Investor in the Offering have been sold pursuant to a registration statement;

(iv)                               furnish to the Investor with respect to the Shares registered for resale under the Registration Statement up to 20 copies of the Registration Statement, Prospectuses (including supplemental prospectuses) and preliminary versions of the Prospectus filed with the Securities and Exchange Commission (“Preliminary Prospectuses”) in conformity with the requirements of the Securities Act and such other documents as the Investor may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investor, provided, however, that unless waived by the Company in writing, the obligation of the Company to deliver copies of Prospectuses or Preliminary Prospectuses to the Investor shall be subject to the receipt by the Company of reasonable assurances from the Investor that the Investor will comply with the applicable provisions of the Securities Act and of such other Shares or blue sky laws as may be applicable in connection with any use of such Prospectuses or Preliminary Prospectuses;

(v)                                   file documents required of the Company, if any, for normal blue sky clearance in (A) in all U.S. jurisdictions in which any of the Shares originally sold, and (B) in states specified in writing by the Investor, provided, however, that, as to clause (B) the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

(vi)                               bear all reasonable expenses (other than underwriting discounts and commissions, if any) including the reasonable fees and expenses of a single counsel to the Investors, in connection with the procedures in paragraph (i) through (v) of this Section 6.1 and the registration of the resale of the Shares pursuant to the Registration Statement; and

(vii)                           advise the Investor, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

(b)                                  With a view to making available to the Investor the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investor to sell Shares to the public without registration, the Company covenants and agrees to:  (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Investor’s Shares may be resold pursuant to Rule 144(k) or any other rule of similar effect, (B) such date as all of the Investor’s Shares shall have been resold, or (C) such date as the Registration

Statement has been filed, declared effective and ceased to be effective  in accordance with Section 6.1(a)(iii); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to the Investor upon request, as long as the Investor owns any Shares, (A) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (B) such other information as may be reasonably requested in order to avail the Investor of any rule or regulation of the SEC that permits the selling of any such Shares without registration.

(c)                                  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 6.1 that the Investor shall furnish to the Company such information regarding itself, the Shares to be sold by the Investor, and the intended method of disposition of such Shares as shall be required to effect the registration of the resale of the Shares.

(d)                                  Notwithstanding the foregoing paragraphs of this Section 6.1, if, in the good faith judgment of the Board of Directors of the Company (the “Board”) and reflected in a formal resolution of the Board, the effectiveness of the Registration Statement covering the Shares would be detrimental to the Company, and the Board concludes, as a result, that it is in the best interests of the Company to defer the Company’s request that the Registration Statement be declared effective at such time, then the Company may defer its request that the Registration Statement be declared effective; provided, however, that the Company may not defer effectiveness of the Registration Statement pursuant to this paragraph 6.1(d) for more than thirty (30) consecutive days.

6.2                               Transfer of Shares After Registration; Suspension.

(a)                                  The Investor agrees that it will not effect any disposition of the Shares or its right to purchase the Shares that would constitute a sale within the meaning of the Securities Act other than transactions exempt from the registration requirements of the Securities Act, except as contemplated in the Registration Statement referred to in Section 6.1 and as described below, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

(b)                                  Except in the event that paragraph (c) below applies, the Company shall: (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Investor copies of any documents filed pursuant to Section 6.2(b)(i); and (iii) upon request, inform each Investor who so requests that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investor to that effect, will use its commercially reasonable efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investor pursuant to Section 6.2(b)(i) hereof when the amendment has become effective).

(c)                                  Subject to paragraph (d) below, in the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to a Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose; (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (v) if, in the good faith judgment of the Board and reflected in a formal resolution of the Board, the continued effectiveness of the Registration Statement covering the Shares would be detrimental to the Company, and the Board concludes, as a result, that it is in the best interests of the Company to suspend the effectiveness of such Registration Statement at such time, then the Company shall promptly deliver a certificate in writing to the Investor (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investor will refrain from selling any Shares pursuant to the Registration Statement (a “Suspension”) until the Investor’s receipt of copies of a supplemented or amended Prospectus prepared and filed by the Company, or until it is advised in writing by the Company that the current Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus.  In the event of any Suspension, the Company will use its commercially reasonable efforts to cause the use of the Prospectus so suspended to be resumed within 30 days after delivery of a Suspension Notice to the Investors.  In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investor, the Investor shall be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

(d)                                  Notwithstanding the foregoing paragraphs of this Section 6.2, the Company shall use its commercially reasonable efforts to ensure that the Investor shall not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than two occasions of not more than 60 days in any twelve month period.

(e)                                  Provided that a Suspension is not then in effect the Investor may sell Shares under the Registration Statement, provided that it arranges for delivery of a current Prospectus to the transferee of such Shares.  Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to the Investor and to any other parties requiring such Prospectuses.

(f)                                    In the event of a sale of Shares by the Investor, unless such requirement is waived by the Company in writing, the Investor must also deliver to the Company’s transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, so that the Shares may be properly transferred.

6.3                               Indemnification.  For the purpose of this Section 6.3:

(a)                                  the term “Selling Stockholder” shall include the Investor and each person, if any, who controls the Investor within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act;

(b)                                  the term “Registration Statement” shall include any Preliminary Prospectus, final Prospectus, exhibit, supplement or amendment included in or relating to, and any document incorporated by reference in, the Registration Statement (or deemed to be a part thereof) referred to in Section 6.1; and

(c)                                  the term “untrue statement” shall include any untrue statement or alleged untrue statement of a material fact, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)

(i)                                    The Company agrees to indemnify and hold harmless each Selling Stockholder from and against any losses, claims, damages or liabilities to which such Selling Stockholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will promptly reimburse such Selling Stockholder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim, provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Stockholder specifically for use in preparation of the Registration Statement or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Investor at least one business day prior to the pertinent sale or sales by the Investor.

(ii)                                The Investor agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will promptly reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided further, however, that the aggregate obligation to indemnify and contribute under this Section 6.3 shall be limited to the net amount of the proceeds received by the Investor from the sale of the Shares pursuant to the Registration Statement.

(iii)                            Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person shall notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying party’s ability to defend such action) or from any liability otherwise than under this Section 6.3.  Subject to the provisions hereinafter stated, in case any such action shall be brought against an indemnified person, the indemnifying person shall be entitled to participate therein, and, to the extent that it shall elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, shall be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person.  After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof (unless it has failed to assume the defense thereof and appoint counsel reasonably satisfactory to the indemnified party), such indemnifying person shall not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof, provided, however, that if there exists or shall exist a conflict of interest that would make it inappropriate, in the reasonable opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person shall be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person shall be responsible for the fees and expenses of more than one separate counsel for all indemnified persons.  In no event shall any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person shall have approved the terms of such settlement; provided that such consent shall not be unreasonably withheld or delayed.  No indemnifying person shall, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could reasonably have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

(iv)                               If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified party under subsection (i) or (ii) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor on the other in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault shall be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or the Investor on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement.  The Company and the Investor, or Investors if there are more than one, agree that it would not be just and equitable if contribution pursuant to this subsection (iv) were determined by pro rata allocation (even if the Investors were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (iv).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (iv) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this subsection (iv), the Investor shall not be required to indemnify and contribute an aggregate amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which the Investor has otherwise been required to pay by reason of such untrue statement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Investors’ obligations in this subsection to contribute are several in proportion to their sales of Shares to which such loss relates and not joint.

(v)                                   The parties to this Agreement hereby acknowledge that they are sophisticated business persons who were represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this Section 6.3, and are fully informed regarding said provisions.  They further acknowledge that the provisions of this Section 6.3 fairly allocate the risks in light of the ability of the parties to investigate the Company and its business in order to assure that adequate disclosure is made in the Registration Statement as required by the Securities Act and the Exchange Act.

6.4                               Termination of Conditions and Obligations.  The conditions precedent imposed by Section 4 or this Section 6 upon the transferability of the Shares shall cease and terminate as to any particular number of the Shares when such Shares shall have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the Registration Statement covering such Shares or at such time as an opinion of counsel satisfactory to the Company shall have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

6.5                               Information Available.  So long as the Registration Statement is effective covering the resale of Shares owned by the Investor, the Company will make available to the Investor through the Company’s EDGAR filings or by delivery on request:

(a)                                  as soon as practicable after it is available, one copy of (i) its Annual Report to Stockholders (which Annual Report shall contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) if not included in substance in the Annual Report to Shareholders, its Annual Report on Form 10-K (the foregoing, in each case, excluding exhibits) and (iii) its Quarterly Reports on 10-Q;

(b)                                  upon the reasonable request of the Investor, all other information that is made available to stockholders; and

(c)                                  upon the reasonable request of the Investor, up to 20 copies of the Prospectuses to supply to any other party requiring such Prospectuses; and the Company, upon the reasonable request of the Investor, will meet with the Investor or a representative thereof at the Company’s headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise reasonably cooperate with the Investor conducting an investigation for the purpose of reducing or eliminating the Investor’s exposure to liability under the Securities Act, including the reasonable production of information at the Company’s headquarters; provided, that the Company shall not be required to disclose any confidential information to or meet at its headquarters with the Investor until and unless the Investor shall have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

6.6                               Transfer or Assignment of Registration Rights.  The rights to cause the Company to register the Shares issued to the Investor by the Company under this Section 6 may be transferred or assigned by the Investor only to a transferee or assignee of not less than 500,000 Shares (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like) in a transaction exempt from the registration requirements of the Securities Act which would result in the transferee or assignee holding “restricted securities” within the meaning of Rule 144 under the Securities Act; provided that (i) such transfer or assignment of Shares is effected in accordance with applicable securities laws, (ii) the Company is given written notice prior to said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are intended to be transferred or assigned and (iii) the transferee or assignee of such rights assumes in writing the obligations of the Investor under this Agreement with respect to the Shares.

6.7                               Termination of Registration Rights.  The right of the Investor to request registration pursuant to this Section 6 shall terminate on the earlier of (i) such date on which all the Shares held by the Investor may immediately be sold under Rule 144 during any ninety (90)-day period, and (ii) two (2) years after the Closing Date.

7.                                      Notices.  All notices, requests, consents and other communications hereunder shall be in writing, shall be delivered by facsimile or mailed (A) if within domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or (B) if delivered to or from outside the United States, by International Federal Express (or comparable service) and shall be deemed given (i) if delivered by first-class registered or certified mail domestic, four (4) business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one (1) business day after so mailed, (iii) if delivered by international Federal Express (or comparable service), two (2) business days after so mailed, (iv) if delivered by facsimile, upon electric confirmation of receipt if confirmation is before 4:00 p.m. local time of the recipient on a business day and, if not, then the next business day, and shall be delivered as addressed as follows:

(a)                                  if to the Company, to:

Avistar Communications Corporation
555 Twin Dolphin Drive, Suite 360
Redwood Shores, CA 94065
Attention:	Chief Financial Officer
Telephone:	(650) 610-2910
Fax:	(650) 610-2901

with a copy mailed or faxed to:

Wilson Sonsini Goodrich & Rosati. P.C.
650 Page Mill Road
Palo Alto, CA 94304
Attention:	Robert P. Latta
Telephone:	(650) 320-4646
Fax:	(650) 496-4367

(b)                                  if to the Investor, at its address on the signature page hereto, or at such other address or addresses as may have been furnished to the Company in writing.

8.                                      Changes.  This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investor.

9.                                      Headings.  The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

10.                               Severability.  In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

11.                               Governing Law.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without giving effect to the principles of conflicts of law.

12.                               Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13.                               Expenses.  All fees, costs and expenses (including attorneys’ fees and expenses) incurred by any party hereto in connection with the preparation, negotiation and execution of this Agreement and the exhibits and schedules hereto and the consummation of the transactions contemplated hereby and thereby (including the costs associated with any filings with, or compliance with any of the requirements of, any governmental authorities), shall be the sole and exclusive responsibility of such party.

14.                               Confidential Disclosure Agreement.  Notwithstanding any provision of this Agreement to the contrary, any confidential disclosure agreement previously executed by the Company and the Investor in connection with the transactions contemplated by this Agreement shall remain in full force and effect in accordance with its terms following the execution of this Agreement and the consummation of the transactions contemplated hereby.

15.                               Successors and Assigns.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and, subject to Section 6.6, shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

16.                               Further Assurances.  Each party agrees to cooperate fully with the other parties and to execute such further instruments, documents and agreements and to give such further written assurance as may be reasonably requested by any other party to evidence and reflect the transactions described herein and contemplated hereby and to carry into effect the intents and purposes of this Agreement.

17.                               Entire Agreement.  This Agreement supersedes all prior oral or written agreements between the Company and the Investor (except as noted in Section 14 above) with respect to the matters discussed herein and therein.  This Agreement and the schedules and exhibits hereto contain the entire understanding of the parties with respect to the matters discussed herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investors makes any representation, warranty, covenant or undertaking with respect to such matters.  The Company has not, directly or indirectly, made any agreements with the Investor relating to the terms or conditions of the purchase of the Shares except as set forth in this Agreement.